SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ]

Confidential, For Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Special Investment Trust

(on behalf of Eaton Vance Growth Fund (formerly Eaton Vance Large-Cap Growth Fund))

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

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(2)

Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

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[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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Your Response Is Greatly Needed

We recently sent to you proxy materials for the Eaton Vance Multi-Cap Growth Fund requesting your vote on the important matters to be decided at the Special Meeting of Shareholders that is scheduled for January 22, 2015.

As of today, we have not received your vote regarding the important matters which are explained in the proxy statement we sent to you.

Please Vote Today

Every Vote Counts

It is important that we receive your vote by January 22, 2015 because it will help to avoid having to adjourn the Special Meeting to a later date and will also prevent the Eaton Vance Multi-Cap Growth Fund from spending additional money soliciting your vote.  If you have any questions or would like to vote, please call the number listed below:

1-855-973-0098

The Eaton Vance Multi-Cap Growth Fund has made it very easy for you to vote. Choose one of the following methods:

Vote by Internet www.proxyvote.com	Vote by Mail	Vote By Phone

Use the Internet, 24 hours a day, 7 days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Standard Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Call the phone number above Monday–Friday, 9:30 a.m. – 10:00 p.m., Eastern Standard Time to speak with a proxy specialist.

OR

Call 1-800-690-6903 toll-free using any touch-tone telephone, 24 hours a day, 7 days a week, to transmit your voting instructions up until 11:59 p.m. Eastern Standard Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

THANK YOU FOR VOTING.

From: SPECIMEN [mailto:id@ProxyVote.com]
Sent: Monday, December 15, 2014 10:27 AM
To: Federico, Linda x-58455
Subject: #EV# Eaton Vance Shareholder Action Required %R25562_0_0123456789012345_0000001%

*This is a reminder*

Please note: You are receiving this email because you have elected to receive Proxy Material via the Internet. Please review this material and vote your shares as soon as possible. Your vote is important.

Please read this email before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIAL

Eaton Vance Multi-Cap Growth Fund

Special Meeting of Shareholders

Meeting Date: January 22, 2015

For Shareholders as of: November 10, 2014

You can access these Proxy Materials at the following Web address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS http://funds.eatonvance.com/proxies.php

REMINDER LETTER

https://materials.proxyvote.com/Approved/277902/20141212/SHLTR_228085.pdf

If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch-tone telephone. Either way, you will need the Control Number(s) below.

CONTROL NUMBER: 0123456789012345

Please use this Control Number when voting on the Internet or by touch-tone telephone.

To vote through the Internet, visit https://www.proxyvote.com.

Internet voting is accepted up to 11:59 p.m. (EST) the day before the meeting.

To vote by touch-tone telephone. Call 1-800-690-6903 and follow the recorded instructions. Touch-tone telephone voting is accepted up to 11:59 p.m (EST) the day before the meeting/cut off date.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.